UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 3, 2010

Hubbell Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

584 Derby Milford Road, Orange, Connecticut		06477
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 799 4100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2010 Annual Meeting of Shareholders held on May 3, 2010 (the “Annual Meeting”), the shareholders of Hubbell Incorporated (the “Company”) approved the amendment and restatement of the Company’s 2005 Incentive Award Plan (the “Restated Plan”) that (i) preserves the Company’s ability to deduct compensation associated with future performance-based awards made under the Restated Plan under Section 162(m) of the Internal Revenue Code, (ii) increases the number of shares of Class B Common Stock available under the Restated Plan by 1,000,000 shares, of which 500,000 are limited to grants in the form of full value awards, (iii) adds restricted stock unit awards, dividend equivalents, and stock payment awards, (iv) allows performance-based awards to be paid in cash or shares of Class B Common Stock, (v) limits the grants to any one individual in any year to 500,000 options, 500,000 stock appreciation rights, and 250,000 shares of restricted stock, restricted stock units, stock payments and performance-based awards, and (vi) extends the term of the Restated Plan until 2020. The Board of Directors approved the Restated Plan on February 12, 2010, subject to shareholder approval at the Annual Meeting. A more extensive discussion of the Restated Plan is contained in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 15, 2010 in connection with the Annual Meeting (the “Proxy Statement”). The foregoing description of the Restated Plan contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Plan which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on May 3, 2010. The following are the voting results on proposals considered and voted upon at the meeting, all of which were described in the Company’s 2010 Proxy Statement.

PROPOSAL 1 — Votes regarding the persons elected to serve as Directors of the Company for the ensuing year, until the next annual meeting of shareholders of the Company and until their respective successors have been duly elected and qualified were as follows:

		VOTES	BROKER
NOMINEE	VOTES FOR	WITHHELD	NON-VOTES
George W. Edwards	158,859,201	2,518,393	17,095,086
Lynn J. Good	158,189,124	3,188,470	17,095,086
Anthony J. Guzzi	158,164,844	3,212,750	17,095,086
Joel S. Hoffman	159,148,235	2,229,359	17,095,086
Andrew McNally IV	158,361,887	3,015,707	17,095,086
Timothy H. Powers	158,943,727	2,433,867	17,095,086
G. Jackson Ratcliffe	158,957,914	2,419,680	17,095,086
Carlos A. Rodriguez	157,791,724	3,585,870	17,095,086
Richard J. Swift	158,922,002	2,455,592	17,095,086
Daniel S. Van Riper	159,232,528	2,145,066	17,095,086

PROPOSAL 2 — Votes regarding the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the year 2010 were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
177,174,316	776,707	521,657

PROPOSAL 3 — Votes regarding the reapproval of the Company’s 2005 Incentive Award Plan, as Amended and Restated were as follows:

			BROKER
VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	NON-VOTES
149,049,656	9,945,155	2,382,783	17,095,086

Pursuant to the foregoing votes, the ten nominees listed above were elected to serve on the Company’s Board of Directors, and Proposals 2 and 3 were approved.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Hubbell Incorporated 2005 Incentive Award Plan, as Amended and Restated

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hubbell Incorporated

May 7, 2010	By:	/s/ Richard W. Davies

Name: Richard W. Davies
Title: Vice President, General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Hubbell Incorporated 2005 Incentive Award Plan, as Amended and Restated